UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 9, 2011
GAMESTOP CORP.
(Exact name of registrant as specified in its charter)
Delaware	1-32637	20-2733559
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
625 Westport Parkway, Grapevine, TX		76051
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(817) 424-2000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

                                On February 9, 2011, GameStop Corp. (the “Company”) entered into amendments to its Executive Employment Agreements with R. Richard Fontaine, Chairman, International, Daniel A. DeMatteo, Executive Chairman, J. Paul Raines, Chief Executive Officer, Tony D. Bartel, President, and Robert A. Lloyd, Executive Vice President & Chief Financial Officer, to eliminate the right of each executive to terminate his employment agreement as a result of a change-in-control of the Company.  The amendments also eliminated the automatic renewal provision of each agreement, except in the case of Mr. Fontaine, whose agreement does not contain an automatic renewal provision.

                                The amendments are included as Exhibits 10.1 through 10.5 of this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)	Exhibits

10.1	Third Amendment, dated as of February 9, 2011, to Amended and Restated Executive Employment Agreement, dated as of December 31, 2008, between GameStop Corp. and R. Richard Fontaine.

10.2	Third Amendment, dated as of February 9, 2011, to Amended and Restated Executive Employment Agreement, dated as of December 31, 2008, between GameStop Corp. and Daniel A. DeMatteo.

10.3	Second Amendment, dated as of February 9, 2011, to Amended and Restated Executive Employment Agreement, dated as of December 31, 2008, between GameStop Corp. and Paul Raines.

10.4	Second Amendment, dated as of February 9, 2011, to Amended and Restated Executive Employment Agreement, dated as of December 31, 2008, between GameStop Corp. and Tony Bartel.

10.5	Amendment, dated as of February 9, 2011, to Executive Employment Agreement, dated as of June 2, 2010, between GameStop Corp. and Robert Lloyd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP. (Registrant)

Date: February 9, 2011
/s/ Robert A. Lloyd
	Name:	Robert A. Lloyd
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit                             Description

10.1	Third Amendment, dated as of February 9, 2011, to Amended and Restated Executive Employment Agreement, dated as of December 31, 2008, between GameStop Corp. and R. Richard Fontaine.

10.2	Third Amendment, dated as of February 9, 2011, to Amended and Restated Executive Employment Agreement, dated as of December 31, 2008, between GameStop Corp. and Daniel A. DeMatteo.

10.3	Second Amendment, dated as of February 9, 2011, to Amended and Restated Executive Employment Agreement, dated as of December 31, 2008, between GameStop Corp. and Paul Raines.

10.4	Second Amendment, dated as of February 9, 2011, to Amended and Restated Executive Employment Agreement, dated as of December 31, 2008, between GameStop Corp. and Tony Bartel.

10.5	Amendment, dated as of February 9, 2011, to Executive Employment Agreement, dated as of June 2, 2010, between GameStop Corp. and Robert Lloyd.